                                                                 Exhibit 10.29


                     FIFTH AMENDMENT TO AMENDED AND RESTATED
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT


        THIS FIFTH AMENDMENT ("Fifth Amendment") made effective as of December 11, 1995 between ALFIN, INC., a New York corporation (the "Borrower"), having an address at 15 Maple Street, Norwood, New Jersey 07648; ADRIEN ARPEL, INC., a Delaware corporation having an address at 720 Fifth Avenue, New York, New York 10175 (the "Guarantor") and MIDLANTIC BANK, N.A., a national banking association (the "Lender"), having an address at 100 Walnut Avenue, Clark, New Jersey 07066.

                             Preliminary Statement

        A. The Borrower, the Guarantor and the Lender are parties to a certain Amended and Restated Revolving Credit and Term Loan Agreement dated June 30, 1992, as previously amended by (i) Letter Amendment dated May 13, 1993,
(ii) Amendment dated June 24, 1993, (iii) Second Amendment dated February 16, 1994 (iv) Letter Amendments dated May 16, 1994 and June 28, 1994, (v) a Third Amendment dated August 22, 1994, and (vi) a Fourth Amendment dated July 31, 1995 (as so amended, the "Existing Agreement").

        B. The Borrower, the Guarantor and the Lender desire to eliminate the Revolving Loan facility in the Loan Agreement and recast the outstanding Revolving Loan balance of $164,750.78 ("Revolving Loan Balance") into an Amended and Restated Consolidated Term Loan No. 3 (as hereinafter defined).

        C. The Borrower, the Guarantor and the Lender also desire to recast the outstanding balance of $150,000.00 ("Term Loan Balance") due under the Term Loan dated July 31, 1990 in the original sum of $5,000,000.00 ("Term Loan No. 1") and the Term Note executed simultaneously therewith ("Term Note No. 1").

        D. The Borrower, the Guarantor and the Lender therefore desire to further modify and amend the terms of the Existing Agreement to recast the Revolving Loan Balance and the Term Loan Balance into one consolidated obligation in the amount of $314,750.78 in accordance with the terms and conditions of an Amended and Restated Consolidated Term Loan No. 3 (as hereinafter defined), pursuant to the terms and conditions of the amendments to the Existing Agreement by this writing.

        E. The Borrower, the Guarantor and the Lender desire to amend the Existing Agreement as hereinafter provided.

        NOW, THEREFORE, for valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

     1.  DEFINITIONS

     (a) All capitalized terms used but not defined in this Amendment shall have the respective meanings ascribed to them in the Existing Agreement.

     (b) As used herein, the following capitalized terms shall have the respective meanings ascribed to them below (superseding all previous definitions of such terms, if any, in the Existing Agreement):

        "Agreement" -- the Existing Agreement, as amended by this Amendment.

        "Amended and Restated Consolidated Term Loan No. 3" -- the loan described in Subsection 2E hereof.

        "Amended and Restated Consolidated Term Note No. 3" -- the Note described in Subsection 2E and any promissory notes in renewal thereof or substitution or replacement therefor.

        "Loan Documents" -- shall mean, collectively this Amendment, the Existing Agreement, the Mortgage Modification Agreement, the Term Note, the Amended and Restated Consolidated Term Note No. 3, the Replacement Note, the Guaranty, the Affirmation of Guaranty, the Security Agreement, the Mortgage and the Trademark Collateral Assignment.

     2.  MODIFICATION OF REVOLVING LOANS.

     (a) The facility for Revolving Loans under the Existing Agreement is hereby rescinded and deleted in its entirety, therefore Section 2A., Subsection 2A.1
(a) and (b) of the Loan Agreement are hereby deleted in their entirety.

     3.  MODIFICATION OF TERM LOAN NO. 1.

     Subsection 2B is deleted in its entirety in the Loan Agreement and Subsection 2E. is hereby added to the Loan Agreement and reads as follows:

        2E.  AMENDED AND RESTATED CONSOLIDATED TERM LOAN NO. 3 -- $314,750.78.

     1. Subject to the terms and conditions of this Agreement, and to the Borrower's observance and performance of, and compliance with, all terms, conditions, warranties, representations and covenants of this Agreement, and the timely payment of all Obligations of the Borrower to the Lender:


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        (a)  The Borrower acknowledges that the current outstanding principal balance due and owing pursuant to Term Loan No. 1 and Term Note No. 1 is $150,000.00 and Borrower wishes to recast said balance and the Revolving Loan Balance ($164,750.78) into one consolidated loan in the principal sum of $314,750.78 ("Amended and Restated Consolidated Term Loan No. 3"). Borrower agrees to repay the Amended and Restated Consolidated Term Loan No. 3 as hereinafter provided, and the Amended and Restated Consolidated Term Loan No. 3 shall be evidenced by an Amended and Restated Consolidated Term Note No. 3 executed simultaneously herewith. Neither Borrower nor Guarantor have any defense, offset or counterclaim in respect of their liability to repay the Amended and Restated Consolidated Term Loan No. 3.

        (b) The outstanding principal amount of the Amended and Restated Consolidated Term Loan No. 3 shall continue to bear interest at a fluctuating interest rate per annum equal at all times to ONE-HALF OF ONE PERCENT (1/2%) above the Lender's Prime Rate in effect from time to time, each change in such fluctuating rate to take effect simultaneously with the corresponding change in the Prime Rate, without notice to Borrower. Such interest shall be computed on the basis of actual number of days elapsed, as if each year consisted of 360 days.

        (c) The principal amount of the Amended and Restated Consolidated Term Loan No. 3 shall be repaid by the Borrower in SEVEN (7) consecutive monthly principal installments payable as follows:

                (i) SIX (6) consecutive monthly principal installments of $50,000.00 each; and

                (ii) a SEVENTH (7th) and final installment of $14,750.78, together with interest as hereinafter provided. The said installments are to be paid commencing on the 10th day of January, 1996 and on the tenth day of each month thereafter until July 10, 1996, when the entire unpaid principal and any accrued interest, if any, shall be due and payable. If any payment of principal or interest under the Amended and Restated Consolidated Term Loan No. 3 shall be due and payable on a day other than a business day of the Lender, then such payment shall be due and payable on the next succeeding business day of the Lender. All payments of interest or principal or prepayments of principal, howsoever designated by Borrower, are to be applied first on account of interest on the unpaid balance of the principal indebtedness of the Amended and Restated Consolidated Term Loan No. 3 and the balance, if any, on account of the outstanding principal of Amended and Restated Consolidated Term Loan No. 3. Lender may, at its discretion, charge any principal or interest payment due hereunder to any checking or loan account of the Borrower, or apply any proceeds received by Borrower against payment of same.



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
                (d) Interest on the Amended and Restated Consolidated Term Loan No. 3 shall be invoiced at the end of each calendar month and is payable on the first day of each month commencing February 1, 1996. Any failure or delay by Lender in submitting invoices for interest payments shall not discharge or relieve Borrower of its obligation to make such interest payments.

                (e) Wherever the term Term Loan is used in the Existing Agreement, it shall be understood to mean also the Amended and Restated Consolidated Term Loan No. 3, and wherever the term Term Note is used it shall be understood to mean also the Amended and Restated Consolidated Term Note No. 3.

        4. AMENDED AND RESTATED CONSOLIDATED TERM NOTE NO. 3. Simultaneously with the execution of this Amendment, Borrower shall execute and deliver to the Lender an Amended and Restated Consolidated Term Note No. 3. The form and execution of such instrument is to be in all respects, in form and substance acceptable to Lender.

        5. RATIFICATION OF AGREEMENT. Subject to the amendments to the Loan Agreement as set forth herein, as of this day, the parties hereto hereby ratify and confirm, in full, each and every term, condition, agreement, representation, warranty and covenant set forth in the Loan Agreement.

        6. SURVIVAL. All representations and warranties, whether ratified hereby or made herein or in any instrument or certificate contemplated hereby, shall survive any independent investigation made by Lender and the execution and delivery of the Loan Agreement, together with this Fifth Amendment to the Loan Agreement, and the relevant documents and said certificates or instruments shall continue so long as any of the Borrower's obligations are outstanding and unsatisfied, applicable Statutes of Limitations to the contrary notwithstanding.

        7. AMENDMENT ONLY. This is intended as an amendment only to the Loan Agreement and is not a new loan agreement, therefore all of the remaining terms and conditions of the Loan Agreement (including any amendments or supplements thereto), shall remain in full force and effect as though set forth herein at length to the extent not inconsistent with the terms of this Fifth Amendment, and any term in initial capitals and not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement.


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
        8. HEADINGS. The headings as used in this Fourth Amendment are inserted solely for convenience of reference and shall not constitute a part of this Fifth Amendment nor affect its meaning, construction or effect.

        9. NO DEFENSES TO PAYMENT. Borrower and Guarantor waive and forever release and discharge Lender, its officers, directors, agents and employees, successors and assigns from any and all claims, actions, causes of action, suits, counterclaims, set-offs, rights and defenses which against Lender (its officers, directors, agents and employees, successors and assigns), Borrower, Guarantor and their successors or assigns have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing whatsoever up to and including the date of this Fifth Amendment; and Borrower and Guarantor represent and warrant to Lender that Borrower and Guarantor have no defenses to the repayment of any or all of the Obligations and has no claims, rights of set-off or causes of action against Lender.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized agents as of this 14th day of February, 1996.

ATTEST:                                         ALFIN, INC.
                                                Borrower

By: /s/  WALTER M. EPSTEIN                      By: /s/  MICHAEL FICKE
    -------------------------                       -------------------------
    Walter M. Epstein                               Michael Ficke
    Asst. Secretary                                 Chief Financial Officer


                 REAFFIRMATION AND ACKNOWLEDGEMENT OF GUARANTOR

        On July 31, 1990 the Guarantor delivered to the Lender a certain Continuing Guaranty of Payment, as such has been previously reaffirmed from time to time, ("Guaranty") of the obligations of the Borrower to the Lender. The Guarantor hereby wishes to reaffirm its Guaranty and to acknowledge that its Guaranty extends to each and every obligation due and owing from the Borrower to the Lender including, without limitation, whether any advances were heretofore or are hereafter made and as set forth herein. FURTHERMORE, GUARANTOR HEREBY WAIVES ANY RIGHT OF SUBROGATION TO WHICH IT OTHERWISE MIGHT BE ENTITLED.


ATTEST:                                      ADRIEN ARPEL, INC.
                                             Guarantor


By:  /s/ Walter M. Epstein                   By:  /s/ Michael Ficke
    -----------------------------                ----------------------------
         Walter M. Epstein                            Michael Ficke
         Asst. Secretary                              Chief Financial Officer



                                             MIDLANTIC BANK, N.A.


                                             By:  /s/ Alfred J. Joseph
                                                 ----------------------------
                                                      Alfred J. Joseph
                                                      Vice President



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
                       AMENDED AND RESTATED CONSOLIDATED
                                TERM NOTE NO. 3

$314,750.78                                      Effective as of Dec. 11, 1995
                                                 Clark, New Jersey


        FOR VALUE RECEIVED, ALFIN, INC., a New Jersey corporation (the "Maker"), and ADRIEN ARPEL, INC., a Delaware corporation, (the "Guarantor") hereby promise to pay to the order of MIDLANTIC BANK, N.A., formerly known as Midlantic National Bank, a national banking association (the "Bank"), the principal amount of THREE HUNDRED FOURTEEN THOUSAND SEVEN HUNDRED FIFTY AND 78/100 ($314,750.78) DOLLARS plus interest on the outstanding balance thereof at the rate of ONE-HALF OF ONE PERCENT (1/2%) per annum in excess of the Bank's Prime Rate (as hereinafter defined) from time to time until this Note is paid in full. Such interest shall be computed on the basis of actual number of days elapsed, as if each year consisted of 360 days.

        The principal amount hereof shall be payable in SEVEN (7) consecutive principal installments payable as follows:

        (a) SIX (6) consecutive monthly principal installments of $50,000.00 each; and

        (b) a SEVENTH (7th) and final installment of $14,750.78, together with interest as hereinafter provided. The said installments are to be paid commencing on the 10th day of January 1996 and on the tenth day of each month thereafter until July 10, 1996, when the entire unpaid principal and any accrued interest, if any, shall be due and payable. Interest on the unpaid principal amount outstanding on this Note shall be due and payable on the first day of each month commencing on February 1, 1996 and continuing thereafter until the outstanding principal balance has been paid in full. If any payment of principal or interest under this Note shall be due and payable on a day other than a business day of the Bank, then such payment shall be due and payable on the next succeeding business day of the Bank. All payments of interest or principal or prepayments of principal, howsoever designated by Borrower, are to be applied first on account of interest on the unpaid balance of the principal indebtedness of this Note and the balance, if any, on account of the outstanding principal of this Note. Bank may, at its discretion, charge any principal or interest payment due hereunder to any checking or loan account of the Maker, or apply any proceeds received by Borrower against payment of same.

        The "Bank's Prime Rate" is the rate of interest announced from time to time by the Bank as its "prime rate" or "prime lending rate". Such rate of interest is determined from time to time by the Bank as a means of pricing some loans to its customers and is neither tied to any external rate of interest or index nor does it necessarily reflect the lowest rate of interest actually charged by the Bank to any particular class or category of customers of the Bank. Each change in the Bank's Prime Rate shall effect a change in the interest rate on this Note as of the day of such change in the Bank's Prime Rate.

        Any amount of principal hereof which is not paid when due, whether at maturity, by acceleration or otherwise, shall bear interest from the date when due until said principal amount is paid in full at a rate of two percent (2%) per annum in excess of the rate stated above in effect from time to time.

        All payments hereunder shall be made in lawful money of the United States of America to the Bank, at the Bank's offices at 100 Walnut Avenue, Clark, New Jersey 07066, in immediately available funds. All such payments shall be applied to accrued and unpaid interest and the balance to the outstanding principal.

        This Note is the Amended and Restated Consolidated Term Note No. 3 referred to in the Fifth Amendment executed simultaneously herewith to the Amended and Restated Revolving Credit and Term Loan Agreement dated June 30, 1992, as such has been previously amended from time to time (the "Agreement") between the Maker, Guarantor, and the Bank. Such Agreement describes certain events of default, upon the happening of any of which the entire principal balance of this Note, plus all accrued and unpaid interest hereon, shall at the option of the holder hereof become immediately due and payable.

        The Maker hereby waives diligence, presentment of any instrument, demand for payment, protest and notice of nonpayment or protest and any and all other notices and demands whatsoever in connection with the delivery, acceptance, performance, default or enforcement of this Note. The provisions of this Note are binding on the heirs, executors, administrators, assigns and successors of the Maker and shall inure to the benefit of the Bank, its successors and assigns. If this Note is placed in the hands of an attorney for collection, the undersigned shall pay all costs and disbursements of such attorney. This Note shall be governed by and construed in accordance with the laws of the United States of America and the internal laws of the State of New Jersey (without giving effect to principles of conflicts of law).

        No provision of this Note may be changed or waived orally, but only by an instrument in writing signed by the party to be charged by such change or waiver.

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
        IN WITNESS WHEREOF, the Maker has executed this Note the day and year first above set forth.


(CORPORATE SEAL)                        ALFIN, INC.
                                        Maker

                                        By:  /s/ MICHAEL FICKE
                                             ---------------------------------
ATTEST:                                      Michael Ficke,
                                             Chief Financial Officer
By:  /s/ WALTER M. EPSTEIN
     ---------------------------------
     Walter M. Epstein
     Asst. Secretary


(CORPORATE SEAL)                        ADRIEN ARPEL, INC.
                                        Guarantor

                                        By:  /s/ MICHAEL FICKE
                                             ---------------------------------
ATTEST:                                      Michael Ficke,
                                             Chief Financial Officer
By:  /s/ WALTER M. EPSTEIN
     ---------------------------------
     Walter M. Epstein
     Asst. Secretary

                               ADRIEN ARPEL, INC.
                       ASSISTANT SECRETARY'S CERTIFICATE


        The undersigned, Assistant Secretary of ADRIEN ARPEL, INC., a Delaware corporation (the "Company"), pursuant to the Fifth Amendment to Amended and Restated Revolving Credit and Term Loan Agreement dated the date hereof (the "Amendment") by and between the Company and MIDLANTIC BANK, N.A., f/k/a Midlantic National Bank DOES HEREBY CERTIFY THAT:

        (a) The Certificate of Incorporation of the Company has not been amended since June 30, 1992 and remains in full force and effect.

        (b) The By-Laws of the Company have not been amended since June 30, 1992 and remain in full force and effect.

        (c) Attached hereto as Exhibit A is a true and correct copy of resolutions duly adopted by the Board of Directors of the Company approving the transactions contemplated by the Amendment, and such resolutions are still in full force and effect as of the date hereof.

        (d) The following are the duly elected, qualified and acting officers of the Company and that the signatures set forth opposite their respective names below are the true signatures of said officers.


Name                       Office                      Signature
----                       ------                      ---------

Michael Ficke              Chief Financial             /s/ MICHAEL FICKE
                           Officer                     ------------------------


Walter M. Epstein          Asst. Secretary             /s/ WALTER M. EPSTEIN
                                                       ------------------------

        IN WITNESS WHEREOF, the undersigned has executed this Certificate and affixed the corporate seal hereto this 14th day of February, 1996.


                                /s/ WALTER M. EPSTEIN
                                ------------------------
                                Walter M. Epstein
                                Asst. Secretary


(SEAL)

        I, Michael Ficke, Chief Financial Officer of ADRIEN ARPEL, INC., hereby certify that appearing above is the true and correct signature of Walter M. Epstein, Assistant Secretary of the Company.


                                /s/ MICHAEL FICKE
                                ------------------------
                                Michael Ficke
                                Chief Financial Officer

                                   EXHIBIT A

                          RESOLUTIONS OF THE BOARD OF
                        DIRECTORS OF ADRIEN ARPEL, INC.

        BE IT RESOLVED, that ADRIEN ARPEL, INC. (the "Company") be, and it hereby is, authorized and directed to enter into a Fifth Amendment to Amended and Restated Revolving Credit and Term Loan Agreement modifying the Amended and Restated Revolving Credit and Term Loan Agreement dated as of June 30, 1992 (the "Agreement") with MIDLANTIC BANK, N.A., f/k/a Midlantic National Bank (the "Lender"), pursuant to which the Company, the Lender and the other parties named therein modified and amended a certain term loan of ALFIN, INC. (guaranteed by the Company) to the Lender; and be it further

        RESOLVED, that the Chief Financial Officer and Assistant Secretary of the Company be, and hereby is, authorized and directed, by, for, on behalf of and in the name of the Company to execute, acknowledge and deliver the aforesaid Amendment and all promissory notes and modifications thereto, guarantees, pledges, warrants, assignments, mortgages, agreements and all other instruments and documents which the officer so acting shall deem necessary, appropriate, convenient or proper to effectuate the transactions described in the above resolutions and contemplated in the Amendment to the Agreement, his signature thereon being conclusive evidence of his approval thereof; and be it further

        RESOLVED, that the Chief Financial Officer and Assistant Secretary of the Company be, and each hereby is, authorized and directed, by, for, on behalf of and in the name of the Company to do all such other acts and things, to make, negotiate, execute and deliver, file and/or record and receive all such other instruments, documents and agreements and to do all other acts or things as may be, in the opinion of the officer so acting, necessary, appropriate, convenient or proper to carry out the intent of the foregoing resolutions, to discharge the liabilities and obligations of the Company to the Lender, to exercise the rights of the Company, and to carry out and consummate the transactions contemplated by the Amendment to the Agreement, the signature of such officer so acting shall be conclusive evidence of his approval thereof.



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
                                  ALFIN, INC.
                       ASSISTANT SECRETARY'S CERTIFICATE

        The undersigned, Assistant Secretary of ALFIN, INC., a New York corporation (the "Company"), pursuant to the Fifth Amendment to Amended and Restated Revolving Credit and Term Loan Agreement dated the date hereof (the "Amendment") by and between the Company and MIDLANTIC BANK, N.A., f/k/a Midlantic National Bank DOES HEREBY CERTIFY THAT:

        (a) The Certificate of Incorporation of the Company has not been amended since January 16, 1992 and remains in full force and effect.

        (b) The By-Laws of the Company have not been amended since June 30, 1992 and remain in full force and effect.

        (c) Attached hereto as Exhibit A is a true and correct copy of resolutions duly adopted by the Board of Directors of the Company approving the transactions contemplated by the Amendment, and such resolutions are still in full force and effect as of the date hereof.

        (d) The following are the duly elected, qualified and acting officers and directors of the Company, and that the signatures set forth opposite their respective names below are the true signatures of said officers.

Name                        Office                          Signature

Michael Ficke              Chief Financial Officer         /s/ MICHAEL FICKE
                                                           ---------------------
Walter M. Epstein          Asst. Secretary                 /s/ WALTER M. EPSTEIN
                                                           ---------------------

        IN WITNESS WHEREOF, the undersigned has executed this Certificate and affixed the corporate seal hereto this 14th day of February, 1996.

                                                /s/ WALTER M. EPSTEIN
                                                -------------------------
                                                Walter M. Epstein
                                                Asst. Secretary

        I, Chief Financial Officer of ALFIN, INC., hereby certify that appearing above is the true and correct signature of Walter M. Epstein, Assistant Secretary of the Company.

                                                /s/ MICHAEL FICKE
                                                -------------------------
                                                Michael Ficke
                                                Chief Financial Officer

                                   Exhibit A

                          RESOLUTIONS OF THE BOARD OF
                            DIRECTORS OF ALFIN, INC.

        BE IT RESOLVED, that ALFIN, INC. (the "Company") be, and it is hereby is, authorized and directed to enter into a Fifth Amendment to Amended and Restated Revolving Credit and Term Loan Agreement modifying the Amended and Restated Revolving Credit and Term Loan Agreement dated as of June 30, 1992 (the "Agreement") with MIDLANTIC BANK, N.A., f/k/a Midlantic National Bank (the "Lender"), pursuant to which the Company, the Lender and the other parties named therein modified and amended a certain term loan to the Lender; and be it further

        RESOLVED, that the Chief Financial Officer and Assistant Secretary of the Company be, and hereby is, authorized and directed, by, for, on behalf of and in the name of the Company to execute, acknowledge and deliver the aforesaid Amendment and all promissory notes and modifications thereto, guarantees, pledges, warrants, assignments, mortgages, agreements and all other instruments and documents which the Officer so acting shall deem necessary, appropriate, convenient or proper to effectuate the transactions described in the above resolutions and contemplated in the Amendment to the Agreement, his signature thereon being conclusive evidence of his approval thereof; and be it further

        RESOLVED, that the Chief Financial Officer and Assistant Secretary of the Company be, hereby is, authorized and directed, by, for, on behalf of and in the name of the Company to do all such other acts and things, to make, negotiate, execute and deliver, file and/or record and receive all such other instruments, documents and agreements and to do all other acts or things as may be, in the opinion of the officer so acting, necessary, appropriate, convenient or proper to carry out the intent of the foregoing resolutions, to discharge the liabilities and obligations of the Company to the Lender, to exercise the rights of the Company, and to carry out and consummate the transactions contemplated by the Amendment to the Agreement, the signature of the officer so acting shall be conclusive evidence of his approval thereof.

                                      -2-